Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Vaccinex, Inc., (the "Company") on Form 10-K for the year ended December 31, 2024 (the "Report"), I, Maurice Zauderer, Ph.D., President and Chief Executive Officer of the Company and Jill Sanchez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2025	By:	/s/ Maurice Zauderer
Maurice Zauderer, Ph.D.
President and Chief Executive Officer

Dated: April 15, 2025	By:	/s/ Jill Sanchez
Jill Sanchez
Chief Financial Officer